Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Cambridge Bancorp (the “Company”) for the period ending September 30, 2020 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I hereby certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Form 10-Q Report fully complies with the requirements of section 13(a) or 15(d) as applicable, of the Securities Exchange Act of 1934, as amended; and
(2)	The information contained in the Form 10-Q Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

November 6, 2020	By:	/s/ Michael F. Carotenuto
Michael F. Carotenuto
Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)